SUPPLEMENT TO THE FIDELITY OTC PORTFOLIO SEPTEMBER 29, 1999 PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements the information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

   The following information replaces similar information found in the "Fund Management" section on page 21.

   Jason Weiner is vice president and manager of OTC Portfolio, which he has managed since February 2000. Previously, he managed other
Fidelity funds. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page 22.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.